GENAERA

Blood Glucose (mg/dL)

Blood Glucose (mg/dL)
Above Baseline AUC

Blood Glucose (mg/dL)
Above Baseline AUC

Plasma Insulin (µg/L)

Trodusquemine (MSI-1436) Enhances Glucose Tolerance in a
Murine Model of Insulin Resistance
Kristen A. Lantz, Inez Ruiz-White, Henry R. Wolfe and Michael P. McLane
Department of Biological Research, Genaera Corporation, Plymouth Meeting, PA, USA, 19462
Abstract
Trodusquemine (MSI-1436) is an allosteric inhibitor of
protein tyrosine phosphatase 1B (PTP1B) which has
been shown to elicit weight loss and improve glucose
tolerance in a diet-induced model of obesity and
genetically obese models.  Trodusquemine has been
shown to improve fasting and postprandial blood
glucose levels.  To further characterize this glucose
tolerance enhancement, AKR/J mice were treated with
rapamycin (2 mg/kg daily, IP) to induce a glucose
intolerant state.   The mice were treated with either MSI-
1436 (5 mg/kg, q3dx3, IP) or vehicle and OGTTs were
performed 24 days after last treatment.  MSI-1436
corrected the rapamycin-induced glucose
dyshomeostasis.  Trodusquemine shows potent
improvement in  glucose tolerance and supports
development as an anti-diabetic therapy.
Introduction
Trodusquemine is a small molecule that causes
weight loss in wild type, genetically obese, and
diet-induced, obese animal models.
Phase I clinical trials for obesity were initiated in
May of 2007.
Trodusquemine is a selective PTP1B inhibitor
(>150 fold specificity over the highly homologous
enzyme,  TCPTP).  PTP1B is a negative regulator
of insulin signaling.
Objective
To characterize the anti-diabetic properties of trodusquemine.  To assess the effect of trodusquemine treatment on glucose tolerance and insulin sensitivity.
Acknowledgement
This work was supported by National Institutes of Health/National Institute of Diabetes and Digestive and Kidney Diseases
SBIR Phase 1 Grant #1R43DK066953-01 to M. P. McLane.
Conclusions
Trodusquemine improves insulin sensitivity in mice.
Trodusquemine lowers plasma insulin levels.
Trodusquemine treatment improves fasting blood
glucose and glucose tolerance in hyperglycemic
animal models and these effects are maintained over
time.
References
Takahashi, N., Y. Qi, et al. (2004). "A novel aminosterolreverses diabetes and fatty liver disease in obese mice." J Hepatol41(3): 391-8.
Zasloff, M., J. I. Williams, et al. (2001). "A spermine-coupled cholesterol metabolite from the shark with potent appetite suppressant and antidiabeticproperties.“
IntJ ObesRelatMetabDisord25(5): 689-97.
Ahima, R. S., H. R. Patel, et al. (2002). "Appetite suppression and weight reduction by a centrally active aminosterol." Diabetes51(7): 2099-104.
Poster #241
Trodusquemine
(MSI-1436)
Figure 1: Study Design, AKR/J Mice
Figure 2: Trodusquemine Alleviates
Rapamycin-Induced Glucose Intolerance
Timeline
0
-7 3 6 30
Start Rapamycin/
Vehicle Tx
Trodusquemine/
Vehicle Dose Days
Daily Rapamycin/Vehicle Tx
OGTT
Trodusquemine/Vehicle Tx
Group 1:  Vehicle Group 2:  Trodusquemine
Group 3:  Rapamycin Group 4:  Rapamycin/Trodusquemine
Day
Figure 4: Trodusquemine
Improves Fasting Blood Glucose
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**** p<0.0001 by unpaired t-test
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Time (in minutes)
Female ob/ob
mice were treated with 5 mg/kg (i.p.) trodusquemine on Days 0, 3,
6, and 9.  On Day 21, overnight fasting blood glucose levels were measured (upper right panel).  On Day 30 and following an overnight fast, an oral glucose tolerance test revealed improved glucose tolerance as compared to vehicle control. Data shown is
Mean + SEM, n=2-4 mice/group.
Figure 5: Extended Improvement
of  Glucose Tolerance
120 30 60 90 0
*** p<0.001 by unpaired t-test
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Vehicle Trodusquemine
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Femaleob/ob
mice were treated with trodusquemine (5 mg/kg on Days 0,7, and14, followed by weekly doses of 1 mg/kg from Days 35-98, and 5 mg/kg on Days 105,
112, and 119) or saline.  An OGTT (Day 122) confirmed that improved glucose tolerance is maintained over time.  Data shown is Mean + SEM, n=5-7 mice/group.
Time (minutes)
Vehicle
2 mg/kg Rapamycin
5 mg/kg Trodusquemine
2 mg/kg Rapamycin/
5 mg/kg Trodusquemine
V: Vehicle, T: Trodusquemine , R: Rapamycin
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V T R T/R
***
p<0.001 vs. R by 1-way ANOVA
AKR/J mice were treated daily with rapamycin (2 mg/kg; daily from Day -7 to Day 30), trodusquemine (5 mg/kg; Days
0, 3, and 6), or both.  After an overnight fast, an oral glucose tolerance was performed (Day 30) by measuring blood glucose levels at 0, 15, 30, 60, 90, and 180 minutes following a p.o. bolus of 1.5 g/kg glucose.  Mice treated with trodusquemine and rapamycin (red) demonstrated improved glucose tolerance as compared to mice treated with rapamycin alone (orange).  Data shown is Mean + SEM, n=3-4 per group.
***
***
Figure 3: Trodusquemine Treatment Lowers
Plasma Insulin Levels
Saline Saline Trodusquemine Trodusquemine
45 % Fat Diet 60 % Fat Diet
**
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Male AKR/J mice were fed ad libitum
on a 45% fat kcal or 60% fat kcal diet
and postprandial plasma insulin levels
were measured after 4 weekly treatments
of trodusquemine (10 mg/kg bolus,
5 mg/kg for subsequent doses).  Plasma
insulin levels were markedy reduced in
trodusquemine-treated mice on both diets.
Data shown is Mean + SEM, n=5-8 per
group.  Portions of this figure were
previously presented at ADA 2007.
*
*p<0.05, **p<0.01 by Kruskal-Wallis/Dunn’s Method.
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